Asset Backed Securities Portfolio Analysis ABSC ABSC 2004-HE6	6,022 records All records Balance: 879,361,867

										Argent	New Century
FICO & Documentation	Full Doc	Limited Doc	Stated Doc	All Docs	WAC	Avg Prin Bal	Current LTV	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
<= 500	0.26	0.02	0.07	0.36	8.162	116,126.65	72.56	0.00	0.01	0.00	0.01
501 - 550	10.98	0.90	4.56	16.45	7.856	131,253.90	74.46	0.00	1.04	0.14	0.90
551 - 600	16.31	1.60	8.31	26.21	7.293	135,200.43	80.89	2.05	2.68	0.39	2.28
601 - 650	15.89	1.97	12.15	30.02	7.007	147,393.21	84.69	3.83	4.27	0.27	4.00
651 - 700	6.75	0.86	9.87	17.48	6.796	156,032.00	84.95	2.97	3.85	0.20	3.65
701 - 750	1.80	0.29	4.81	6.90	6.114	192,076.66	83.50	2.51	1.98	0.07	1.90
751 - 800	0.62	0.07	1.87	2.57	5.558	237,514.95	82.21	1.43	0.62	0.00	0.62
801 - 850	0.02	0.00	0.00	0.02	5.950	135,000.00	71.05	0.00	0.00	0.00	0.00
Total:	52.64	5.72	41.64	100.00	7.090	146,024.89	81.87	12.79	14.45	1.07	13.38

										Avg Prin								Argent	New Century
Current LTV	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	Total FICO	Bal($)	WAC	Gross Margin	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
0.01 - 10.00	0.01	0.00	0.00	0.01	0.00	0.00	0.00	0.00	0.01	55,000.00	6.373	5.500	0.01	0.00	0.00	0.00	0.00	0.00	0.00
10.01 - 20.00	0.00	0.02	0.00	0.02	0.01	0.01	0.00	0.00	0.06	59,121.93	7.217	5.930	0.04	0.00	0.02	0.00	0.02	0.00	0.02
20.01 - 30.00	0.00	0.05	0.11	0.00	0.01	0.01	0.00	0.00	0.19	101,894.31	7.281	5.830	0.13	0.02	0.03	0.00	0.00	0.00	0.00
30.01 - 40.00	0.00	0.23	0.23	0.10	0.02	0.01	0.02	0.00	0.60	100,920.19	7.249	5.930	0.31	0.05	0.24	0.01	0.02	0.00	0.02
40.01 - 50.00	0.00	0.32	0.30	0.12	0.24	0.08	0.02	0.00	1.08	112,602.06	6.850	5.827	0.63	0.07	0.38	0.00	0.00	0.00	0.00
50.01 - 60.00	0.04	1.03	0.68	0.72	0.24	0.16	0.12	0.00	2.99	131,295.23	7.090	5.577	1.80	0.19	0.99	0.17	0.07	0.00	0.07
60.01 - 70.00	0.08	3.13	2.71	1.88	0.80	0.38	0.15	0.00	9.13	148,675.17	7.080	5.747	4.72	0.72	3.69	0.66	0.20	0.02	0.18
70.01 - 80.00	0.21	8.14	8.67	8.69	6.14	2.59	0.66	0.02	35.10	153,194.51	6.879	5.419	18.73	1.44	14.94	5.05	11.42	0.16	11.26
80.01 - 90.00	0.03	3.50	11.45	10.87	5.77	2.31	1.23	0.00	35.16	150,587.34	7.044	5.324	17.92	2.14	15.09	5.13	2.68	0.87	1.81
90.01 - 100.00	0.00	0.04	2.07	7.61	4.26	1.35	0.37	0.00	15.69	131,300.33	7.676	5.571	8.34	1.09	6.26	1.78	0.04	0.02	0.02
Total:	0.36	16.45	26.21	30.02	17.48	6.90	2.57	0.02	100.00	146,024.89	7.090	5.443	52.64	5.72	41.64	12.79	14.45	1.07	13.38

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty,  express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Jul 16, 2004 13:58 Page 1 of 4

Asset Backed Securities Portfolio Analysis ABSC ABSC 2004-HE6	6,022 records All records Balance: 879,361,867

																		Argent	New Century
Principal Balance	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	Total FICO	WA Curr LTV	WAC	Gross Margin	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
0.01 - 50,000.00	0.00	0.63	0.91	0.82	0.49	0.13	0.04	0.00	3.03	81.16	8.822	5.142	2.15	0.14	0.74	0.01	0.23	0.21	0.02
50,000.01 - 100,000.00	0.12	3.41	4.72	4.44	2.30	0.61	0.12	0.00	15.72	81.79	7.866	5.449	10.67	0.54	4.51	0.25	1.98	0.57	1.41
100,000.01 - 150,000.00	0.06	3.18	4.72	4.93	2.71	0.67	0.29	0.02	16.56	81.49	7.178	5.570	10.35	0.79	5.42	0.91	3.02	0.13	2.89
150,000.01 - 200,000.00	0.08	2.51	4.52	5.21	2.62	0.98	0.13	0.00	16.06	81.13	7.082	5.609	8.95	0.95	6.16	1.32	2.58	0.07	2.51
200,000.01 - 250,000.00	0.02	2.26	3.24	4.45	2.18	0.56	0.18	0.00	12.89	81.84	7.029	5.608	6.66	0.96	5.28	1.17	1.89	0.05	1.84
250,000.01 - 300,000.00	0.00	1.99	3.26	3.62	2.60	0.75	0.26	0.00	12.48	82.02	6.766	5.495	5.88	0.64	5.96	1.80	1.53	0.00	1.53
300,000.01 - 350,000.00	0.04	0.59	2.02	2.46	1.38	0.45	0.33	0.00	7.26	82.56	6.709	5.413	2.91	0.40	3.95	1.58	0.88	0.04	0.84
350,000.01 - 400,000.00	0.04	0.64	1.27	1.83	1.65	0.60	0.13	0.00	6.16	84.20	6.571	5.358	1.82	0.55	3.79	1.91	1.00	0.00	1.00
400,000.01 - 450,000.00	0.00	0.53	0.72	0.91	0.72	0.67	0.39	0.00	3.94	83.50	6.650	5.237	1.30	0.24	2.41	1.01	0.38	0.00	0.38
450,000.01 - 500,000.00	0.00	0.60	0.44	0.98	0.49	0.71	0.22	0.00	3.44	81.67	6.354	4.892	1.20	0.33	1.91	1.24	0.37	0.00	0.37
500,000.01 - 550,000.00	0.00	0.12	0.24	0.18	0.12	0.30	0.06	0.00	1.01	82.44	5.958	4.835	0.42	0.18	0.41	0.42	0.30	0.00	0.30
550,000.01 - 600,000.00	0.00	0.00	0.07	0.19	0.07	0.26	0.13	0.00	0.72	82.07	5.424	4.290	0.19	0.00	0.53	0.59	0.00	0.00	0.00
600,000.01 - 650,000.00	0.00	0.00	0.07	0.00	0.14	0.21	0.30	0.00	0.72	73.51	5.198	4.106	0.15	0.00	0.58	0.58	0.29	0.00	0.29
Total:	0.36	16.45	26.21	30.02	17.48	6.90	2.57	0.02	100.00	81.87	7.090	5.443	52.64	5.72	41.64	12.79	14.45	1.07	13.38

													Avg Prin						Argent	New Century
Prepayment Penalty Term At Origination	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	Total FICO	WA Curr LTV	WAC	Gross Margin	Bal($)	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
0	0.16	3.62	5.21	5.85	4.30	2.94	1.53	0.00	23.62	81.92	7.124	5.104	141,182.32	10.45	1.02	12.15	5.95	3.37	0.24	3.13
12	0.00	0.57	0.76	1.81	1.11	0.50	0.19	0.00	4.93	80.19	7.157	5.555	190,109.38	2.71	0.38	1.84	0.46	0.75	0.00	0.75
24	0.13	10.02	14.43	14.91	7.42	2.01	0.42	0.00	49.35	82.78	7.112	5.560	157,076.50	24.70	2.93	21.73	6.09	8.20	0.57	7.62
36	0.06	2.24	5.81	7.45	4.65	1.44	0.43	0.02	22.10	80.12	6.987	5.489	124,573.96	14.78	1.39	5.93	0.28	2.13	0.26	1.87
Total:	0.36	16.45	26.21	30.02	17.48	6.90	2.57	0.02	100.00	81.87	7.090	5.443	146,024.89	52.64	5.72	41.64	12.79	14.45	1.07	13.38

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty,  express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Jul 16, 2004 13:58 Page 2 of 4

Asset Backed Securities Portfolio Analysis ABSC ABSC 2004-HE6	6,022 records All records Balance: 879,361,867

													Avg Prin						Argent	New Century
Mortgage Rates	FICO 451 - 500	FICO 501 - 550	FICO 551 - 600	FICO 601 - 650	FICO 651 - 700	FICO 701 - 750	FICO 751 - 800	FICO 801 - 850	Total FICO	WA Curr LTV	WAC	Gross Margin	Bal($)	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
4.001 - 4.500	0.00	0.00	0.00	0.00	0.04	0.30	0.22	0.00	0.56	79.94	4.091	3.000	446,215.00	0.00	0.00	0.56	0.56	0.09	0.00	0.09
4.501 - 5.000	0.00	0.00	0.03	0.06	0.29	1.67	1.06	0.00	3.11	79.79	4.614	3.647	360,166.99	0.18	0.00	2.94	2.90	1.34	0.00	1.34
5.001 - 5.500	0.00	0.00	0.25	0.65	0.66	0.18	0.09	0.00	1.82	80.98	5.334	5.035	250,070.05	0.93	0.10	0.79	0.60	0.74	0.00	0.74
5.501 - 6.000	0.00	0.20	2.06	4.13	3.46	1.35	0.40	0.02	11.62	79.21	5.832	5.468	198,385.78	8.07	0.77	2.78	0.69	2.31	0.02	2.29
6.001 - 6.500	0.00	0.92	3.33	5.48	3.14	1.07	0.23	0.00	14.16	80.37	6.311	5.453	183,426.52	8.92	0.78	4.46	1.05	3.00	0.02	2.97
6.501 - 7.000	0.03	2.37	5.92	6.87	3.71	0.85	0.24	0.00	19.97	80.83	6.783	5.520	166,652.70	10.94	1.56	7.48	2.95	3.04	0.15	2.89
7.001 - 7.500	0.10	2.94	4.72	5.04	2.79	0.63	0.21	0.00	16.43	83.70	7.281	5.578	156,681.80	8.10	0.96	7.37	2.57	1.63	0.21	1.42
7.501 - 8.000	0.08	3.44	4.82	4.28	1.61	0.28	0.05	0.00	14.55	83.74	7.776	5.592	128,486.19	7.09	0.86	6.60	1.17	1.02	0.26	0.75
8.001 - 8.500	0.02	2.97	2.70	1.74	0.87	0.16	0.02	0.00	8.47	82.81	8.266	5.631	113,251.37	4.15	0.38	3.95	0.22	0.63	0.17	0.46
8.501 - 9.000	0.05	1.91	1.27	0.82	0.35	0.22	0.02	0.00	4.64	81.78	8.770	5.770	98,763.57	1.89	0.20	2.55	0.09	0.37	0.16	0.21
9.001 - 9.500	0.06	0.98	0.54	0.15	0.07	0.00	0.00	0.00	1.80	78.87	9.281	5.759	80,997.58	0.84	0.03	0.92	0.00	0.20	0.02	0.18
9.501 - 10.000	0.00	0.53	0.21	0.05	0.04	0.01	0.00	0.00	0.84	77.20	9.744	5.854	77,019.71	0.38	0.05	0.41	0.00	0.09	0.05	0.04
10.001 - 10.500	0.02	0.12	0.07	0.37	0.21	0.13	0.04	0.00	0.94	93.98	10.263	5.876	54,348.44	0.50	0.02	0.42	0.00	0.01	0.01	0.00
10.501 - 11.000	0.01	0.06	0.07	0.26	0.16	0.02	0.00	0.00	0.58	95.17	10.759	6.088	50,790.58	0.32	0.00	0.26	0.00	0.01	0.00	0.01
11.001 - 11.500	0.00	0.01	0.17	0.10	0.07	0.02	0.01	0.00	0.38	97.80	11.280	5.551	48,911.94	0.25	0.02	0.12	0.00	0.00	0.00	0.00
11.501 - 12.000	0.00	0.02	0.04	0.03	0.01	0.01	0.00	0.00	0.10	91.97	11.754	5.135	49,989.35	0.05	0.01	0.04	0.00	0.00	0.00	0.00
12.001 - 12.500	0.00	0.00	0.02	0.00	0.00	0.00	0.00	0.00	0.02	85.17	12.215	4.500	41,075.87	0.02	0.00	0.00	0.00	0.00	0.00	0.00
Total:	0.36	16.45	26.21	30.02	17.48	6.90	2.57	0.02	100.00	81.87	7.090	5.443	146,024.89	52.64	5.72	41.64	12.79	14.45	1.07	13.38

																			Argent	New Century
Mortgage Rate	LTV 10 - 20	LTV 21 - 30	LTV 31 - 40	LTV 41 - 50	LTV 51 - 60	LTV 61 - 70	LTV 71 - 80	LTV 81 - 90	LTV 91 - 100	Total	WA FICO	Gross Margin	Avg Prin Bal	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds	Silent 2nds	Silent 2nds
4.001 - 4.500	0.00	0.00	0.00	0.00	0.03	0.04	0.15	0.34	0.00	0.56	735	3.000	446,215.00	0.00	0.00	0.56	0.56	0.09	0.00	0.09
4.501 - 5.000	0.00	0.00	0.00	0.00	0.11	0.22	1.48	1.30	0.00	3.11	734	3.647	360,166.99	0.18	0.00	2.94	2.90	1.34	0.00	1.34
5.001 - 5.500	0.01	0.00	0.00	0.01	0.06	0.00	1.21	0.53	0.01	1.82	656	5.035	250,070.05	0.93	0.10	0.79	0.60	0.74	0.00	0.74
5.501 - 6.000	0.02	0.02	0.06	0.24	0.36	1.48	4.96	3.47	0.99	11.62	646	5.468	198,385.78	8.07	0.77	2.78	0.69	2.31	0.02	2.29
6.001 - 6.500	0.01	0.00	0.09	0.33	0.50	1.27	5.75	4.74	1.47	14.16	627	5.453	183,426.52	8.92	0.78	4.46	1.05	3.00	0.02	2.97
6.501 - 7.000	0.00	0.10	0.18	0.15	0.67	2.07	7.31	6.90	2.59	19.97	614	5.520	166,652.70	10.94	1.56	7.48	2.95	3.04	0.15	2.89
7.001 - 7.500	0.00	0.02	0.07	0.12	0.54	1.12	4.60	6.61	3.35	16.43	607	5.578	156,681.80	8.10	0.96	7.37	2.57	1.63	0.21	1.42
7.501 - 8.000	0.01	0.01	0.12	0.09	0.31	0.99	4.31	5.66	3.05	14.55	591	5.592	128,486.19	7.09	0.86	6.60	1.17	1.02	0.26	0.75
8.001 - 8.500	0.01	0.00	0.05	0.08	0.21	0.83	2.56	3.30	1.44	8.47	580	5.631	113,251.37	4.15	0.38	3.95	0.22	0.63	0.17	0.46
8.501 - 9.000	0.00	0.02	0.01	0.06	0.16	0.58	1.52	1.39	0.90	4.64	577	5.770	98,763.57	1.89	0.20	2.55	0.09	0.37	0.16	0.21
9.001 - 9.500	0.00	0.02	0.03	0.03	0.07	0.17	0.75	0.58	0.15	1.80	553	5.759	80,997.58	0.84	0.03	0.92	0.00	0.20	0.02	0.18
9.501 - 10.000	0.01	0.00	0.00	0.02	0.02	0.21	0.31	0.22	0.06	0.84	550	5.854	77,019.71	0.38	0.05	0.41	0.00	0.09	0.05	0.04
10.001 - 10.500	0.00	0.00	0.00	0.00	0.04	0.05	0.06	0.07	0.72	0.94	636	5.876	54,348.44	0.50	0.02	0.42	0.00	0.01	0.01	0.00
10.501 - 11.000	0.01	0.00	0.00	0.00	0.01	0.04	0.02	0.01	0.49	0.58	621	6.088	50,790.58	0.32	0.00	0.26	0.00	0.01	0.00	0.01
11.001 - 11.500	0.00	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.36	0.38	623	5.551	48,911.94	0.25	0.02	0.12	0.00	0.00	0.00	0.00
11.501 - 12.000	0.00	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.08	0.10	609	5.135	49,989.35	0.05	0.01	0.04	0.00	0.00	0.00	0.00
12.001 - 12.500	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.01	0.02	580	4.500	41,075.87	0.02	0.00	0.00	0.00	0.00	0.00	0.00
Total:	0.06	0.19	0.61	1.11	3.13	9.07	34.99	35.15	15.67	100.00	614	5.443	146,024.89	52.64	5.72	41.64	12.79	14.45	1.07	13.38

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty,  express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Jul 16, 2004 13:58 Page 3 of 4

Asset Backed Securities Portfolio Analysis ABSC ABSC 2004-HE6	6,022 records All records Balance: 879,361,867

Mortgage Rate	Current LTV 10 - 20	Current LTV 21 - 30	Current LTV 31 - 40	Current LTV 41 - 50	Current LTV 51 - 60	Current LTV 61 - 70	Current LTV 71 - 80	Current LTV 81 - 90	Current LTV 91 - 100	Total	WA FICO	Gross Margin	Avg Prin Bal	Full Doc	Limited Doc	Stated Doc	IO Loans	Silent 2nds
4.001 - 4.500	0.00	0.00	0.00	0.00	0.03	0.04	0.15	0.34	0.00	0.56	735	3.000	446,215.00	0.00	0.00	0.56	0.56	0.09
4.501 - 5.000	0.00	0.00	0.00	0.00	0.11	0.22	1.48	1.30	0.00	3.11	734	3.647	360,166.99	0.18	0.00	2.94	2.90	1.34
5.001 - 5.500	0.01	0.00	0.00	0.01	0.06	0.00	1.21	0.53	0.01	1.82	656	5.035	250,070.05	0.93	0.10	0.79	0.60	0.74
5.501 - 6.000	0.02	0.02	0.06	0.24	0.36	1.48	4.97	3.47	0.99	11.62	646	5.468	198,385.78	8.07	0.77	2.78	0.69	2.31
6.001 - 6.500	0.01	0.00	0.09	0.33	0.50	1.27	5.75	4.74	1.47	14.16	627	5.453	183,426.52	8.92	0.78	4.46	1.05	3.00
6.501 - 7.000	0.00	0.10	0.18	0.16	0.66	2.07	7.31	6.90	2.59	19.97	614	5.520	166,652.70	10.94	1.56	7.48	2.95	3.04
7.001 - 7.500	0.00	0.02	0.07	0.12	0.54	1.12	4.60	6.61	3.35	16.43	607	5.578	156,681.80	8.10	0.96	7.37	2.57	1.63
7.501 - 8.000	0.01	0.01	0.12	0.09	0.31	1.00	4.31	5.66	3.05	14.55	591	5.592	128,486.19	7.09	0.86	6.60	1.17	1.02
8.001 - 8.500	0.01	0.00	0.06	0.06	0.22	0.83	2.56	3.30	1.44	8.47	580	5.631	113,251.37	4.15	0.38	3.95	0.22	0.63
8.501 - 9.000	0.00	0.02	0.01	0.06	0.16	0.58	1.52	1.39	0.90	4.64	577	5.770	98,763.57	1.89	0.20	2.55	0.09	0.37
9.001 - 9.500	0.00	0.02	0.03	0.03	0.07	0.17	0.75	0.58	0.15	1.80	553	5.759	80,997.58	0.84	0.03	0.92	0.00	0.20
9.501 - 10.000	0.01	0.00	0.00	0.02	0.02	0.21	0.31	0.22	0.06	0.84	550	5.854	77,019.71	0.38	0.05	0.41	0.00	0.09
10.001 - 10.500	0.00	0.00	0.00	0.00	0.04	0.05	0.06	0.07	0.72	0.94	636	5.876	54,348.44	0.50	0.02	0.42	0.00	0.01
10.501 - 11.000	0.01	0.00	0.00	0.00	0.01	0.04	0.02	0.01	0.49	0.58	621	6.088	50,790.58	0.32	0.00	0.26	0.00	0.01
11.001 - 11.500	0.00	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.36	0.38	623	5.551	48,911.94	0.25	0.02	0.12	0.00	0.00
11.501 - 12.000	0.00	0.00	0.00	0.00	0.02	0.00	0.00	0.00	0.08	0.10	609	5.135	49,989.35	0.05	0.01	0.04	0.00	0.00
12.001 - 12.500	0.00	0.00	0.00	0.00	0.01	0.00	0.00	0.00	0.01	0.02	580	4.500	41,075.87	0.02	0.00	0.00	0.00	0.00
Total:	0.06	0.19	0.62	1.10	3.13	9.07	34.99	35.15	15.67	100.00	614	5.443	146,024.89	52.64	5.72	41.64	12.79	14.45

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty,  express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Jul 16, 2004 13:58 Page 4 of 4